UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

HSBC Home Equity Loan Trust (USA) 2007-3

(Exact name of the issuing entity)

Commission File Number of the issuing entity: 333-132348-08

HSBC Home Equity Loan Corporation II

(Exact name of the depositor as specified in its charter)

Commission File Number of the depositor: 333-132348-01

HSBC Finance Corporation

(Exact name of the sponsor as specified in its charter)

Delaware	36-4082355
(State or other jurisdiction of incorporation of depositor)	(I.R.S. Employer Identification No. of depositor)
2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of principal executive offices of depositor)	Zip Code

The depositor’s telephone number, including area code (847) 564-6335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On October 18, 2007, HSBC Home Equity Loan Corporation II entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), among HSBC Home Equity Loan Corporation II, as depositor, HSBC Finance Corporation, as servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as trustee, providing for the issuance of the HSBC Home Equity Loan Trust (USA) 2007-3 Closed-End Home Equity Loan Asset-Backed Certificates, Series 2007-3 (the “Certificates”). The Certificates were issued on October 18, 2007.

Also in connection with the issuance of the Certificates, on October 17, 2007, HSBC Home Equity Loan Corporation II, as the depositor (the "Depositor") of HSBC Home Equity Loan Trust (USA) 2007-3, entered into an Underwriting Agreement (attached hereto as Exhibit 1.1), among HSBC Finance Corporation, as servicer, the Depositor and HSBC Securities (USA) Inc., as representative of the underwriters.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of the finalized agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Closed-End Home Equity Loan Asset-Backed Certificates,
Series 2007-3 Underwriting Agreement, dated October 17, 2007, among HSBC Finance Corporation, HSBC Home Equity Loan Corporation II and HSBC Securities (USA) Inc., as representative of the underwriters,

4.1	Home Equity Loan Purchase Agreement, dated October 18, 2007, among the Sellers party thereto and HSBC Home Equity Loan Corporation II, as depositor.
4.2	Transfer Agreement, dated October 18, 2007, among the Sellers party thereto and U.S. Bank National Association, as trustee of HSBC Home Equity Loan Trust (USA) 2007-3.
4.3

Pooling and Servicing Agreement dated as of October 18, 2007, among HSBC Home Equity Loan Corporation II, as depositor, HSBC Finance Corporation, as servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as trustee of HSBC Home Equity Loan Trust (USA) 2007-3.

4.4	Deposit Account Control Agreement, dated as of October 18, 2007, among U.S. Bank National Association, as trustee, and HSBC Bank USA, National Association, as bank and as administrator.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC HOME EQUITY LOAN CORPORATION II
By: /s/ David J. Hunter Name: David J. Hunter Title: Vice President and Assistant Treasurer

Dated: October 18, 2007

Exhibit Index

1.1

Closed-End Home Equity Loan Asset-Backed Certificates,
Series 2007-3 Underwriting Agreement, dated October 17, 2007, among HSBC Finance Corporation, HSBC Home Equity Loan Corporation II and HSBC Securities (USA) Inc., as representative of the underwriters,

4.1	Home Equity Loan Purchase Agreement, dated October 18, 2007, among the Sellers party thereto and HSBC Home Equity Loan Corporation II, as depositor.
4.2	Transfer Agreement, dated October 18, 2007, among the Sellers party thereto and U.S. Bank National Association, as trustee of HSBC Home Equity Loan Trust (USA) 2007-3.
4.3

Pooling and Servicing Agreement dated as of October 18, 2007, among HSBC Home Equity Loan Corporation II, as depositor, HSBC Finance Corporation, as servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as trustee of HSBC Home Equity Loan Trust (USA) 2007-3.

4.4	Deposit Account Control Agreement, dated as of October 18, 2007, among U.S. Bank National Association, as trustee, and HSBC Bank USA, National Association, as bank and as administrator.

4